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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                            -----------------------


                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 2, 1998


                           IMPERIAL HOLLY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             TEXAS                        001-10307              74-0704500
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OF ORGANIZATION)                              IDENTIFICATION NO.)


                   ONE IMPERIAL SQUARE, SUITE 200, P.O. BOX 9
                            SUGAR LAND, TEXAS  77487
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                  AND ZIP CODE


                                 (281) 491-9181
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On November 2, 1998, Imperial Holly Corporation (the "Company") acquired all the outstanding common stock of DSLT Inc., a Michigan corporation ("DSLT"). The acquisition was structured as the merger (the "Merger") of IHK Acquisition Corp., a Michigan corporation ("IHK Sub") and a wholly owned subsidiary of the Company, with and into DSLT. In the Merger, the name of DSLT was changed to Diamond Crystal Holdings, Inc. The Merger was effected pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 4, 1998, as amended by an amendment dated as of October 22, 1998, among the Company, IHK Sub and DSLT. Consideration for the acquisition consisted of $79.6 million cash and 4,972,000 shares of common stock, without par value, of the Company ("Company Common Stock"). The Company retains an option for 45 days to repurchase all or part of the Company Common Stock at a price of $7.00 per share, plus interest. The Merger consideration is subject to final adjustments based on an acquisition date balance sheet of DSLT. The purchase price was determined based on an arms length negotiations. In connection with the Merger, DSLT distributed to its shareholders certain operations, consisting primarily of real estate ventures, which the Company did not wish to acquire.

     The financing for the cash portion of the Merger consideration came from borrowing under the Company's existing revolving credit agreement.

     DSLT conducts its business principally through its Diamond Crystal Specialty Foods, Inc. subsidiary, which produces nutritional dry mixes, sauces, seasonings, drink mixes and desserts for distribution to the healthcare and food service industries. The Company intends to operate DSLT together with Dixie Crystal Brands, Inc., the Company's subsidiary which supplies sugar and non-sugar products to the food service industry.

     There were no material relationships between the Company and DSLT prior to the consummation of the Merger.

     Attached as Exhibit 99.1 and incorporated herein by reference is a press release by the Company announcing the consummation of the Merger.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     The audited consolidated financial statements of DSLT as of March 31, 1998 and 1997 and for the fiscal years then ended, required pursuant to item 7 of this form are included in Exhibit 99.3 hereto.

     The unaudited condensed consolidated financial statements of DSLT as of and for the three months ended June 30, 1998 and 1997, required pursuant to item 7 of this form are included as Exhibit 99.4 hereto.

         (b)  PRO FORM FINANCIAL INFORMATION

     The unaudited pro forma combined condensed financial statements of the Company and DSLT as of June 30, 1998, for the year ended March 31, 1997, for the six months ended September 30, 1997 and for the nine months ended June 30, 1998 are included as Exhibit 99.5 hereto.


         (c)  EXHIBITS

       Exhibit 23.1      -Consent of PricewaterhouseCoopers LLP

       Exhibit 99.1      -Press Release issued by Imperial Holly Corporation
                          on November 2, 1998.

       Exhibit 99.2      -Agreement and Plan of Merger, dated September 4, 1998,
                          as amended by amendment dated as of October 22, 1998, among Imperial Holly Corporation, IHK Acquisition Corp. and DSLT Inc.

       Exhibit 99.3      -Audited Consolidated Financial Statements of
                          DSLT Inc. as of March 31, 1998 and 1997 and for the fiscal years then ended.

       Exhibit 99.4      -Unaudited Condensed Consolidated Financial
                          Statements of DSLT as of and for the three months ended June 30, 1998 and 1997.

       Exhibit 99.5      -Pro Forma Combined Condensed Financial Statements
                          of Imperial Holly Corporation and DSLT, Inc. as of June 30, 1998, for the year ended March 31, 1997, for the six months ended September 30, 1997 and for the nine months ended June 30, 1998.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IMPERIAL HOLLY COIRPORATION



Date:  November 13, 1998            By:  MARY L. BURKE
                                         ---------------------------
                                       Mary L. Burke
                                       Managing Director and
                                       Chief Financial Officer